Exhibit 99.1

Disaboom Issues First Quarter 2008 Shareholder Letter

DENVER, CO, Apr 07, 2008 (MARKET WIRE via COMTEX News Network) — Disaboom, Inc. (OTCBB: DSBO), the first online community for people living with or directly affected by disabilities or functional limitations, today announced that the Company has issued its first quarter 2008 shareholder letter. A PDF version of the shareholder letter has been posted on the main page of the company’s Investor Relations website at http://investor.disaboom.com/. A copy of the shareholder letter has also been filed on form 8-K with the Securities and Exchange Commission (SEC).

About Disaboom

Disaboom, Inc. is the first online community dedicated to constantly improving the way people with disabilities or functional limitations live their lives. It serves as a comprehensive online resource not only for people living with such conditions, but also for their immediate families and friends, caregivers, recreation and rehabilitation providers, and employers.

There are more than 55 million American adults living with disabilities or functional limitations today in the United States alone, along with more than 150 million whose lives are touched by disability. Disaboom was founded and designed by medical professionals, internet industry veterans, disability advocates and people living with a disability. It provides an interactive environment within which members can connect to share stories, insights, and information. Disaboom has also become a resource through which those seeking to reach out to and understand the needs of the disability community can learn more through the diverse voices of the tens of thousands of Disaboom members.

Disclaimers & Forward-Looking Statements

This Press Release contains forward-looking statements regarding future events and the Company’s future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts, and projections about the industry in which the Company operates and the beliefs and assumptions of the Company’s management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of the Company’s future financial performance, the continuing development of the Company’s website, the prospects for selling advertising on the website and new visitors and visitor page views related to advertising agreements, the Company’s anticipated growth and potentials in its business, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified elsewhere herein, including under “Risk Factors” in our 10-K for the year ended December 31, 2007. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. The Company is under no duty to update any of these forward-looking statements after the date of this report. You should not place undue reliance on these forward-looking statements.

Copyright Disaboom, Inc., 2008.

For more information about Disaboom, Inc., contact:

J.W. Roth
(720) 407-6532

Peter Shankman
(646) 522-9234

Molly Plyler
The Blueshirt Group
(415) 217-5867

Please visit the "About Us" section of our web site at www.disaboom.com.

www.disaboom.com	7730 E. Belleview Ave. Suite A306 Greenwood Village, CO 80111

April 4, 2008

Dear Shareholder,

As we have just completed our first quarter after the launch of our main site disaboom.com 2.0, I wanted to update you on our progress. I am pleased to report we have had a rock solid 1Q08 in every respect.

We launched disaboom.com 2.0 in late January, launched disaboomjobs.com in early February, and began rebranding our acquired site lovebyrd.com in mid-February. As you know, a critical component of our strategy is to develop our main disaboom.com site and each of our related microsites into a synergistic network. Our primary objective during 1Q08 was the initial launch of the Disaboom network and our results were honestly better than we had anticipated. We have received over 2,488,000 visits, delivered over 9,260,000 page views and served over 23,000,000 ads as of March 31, 2008. When we launched the disaboom.com 2.0 site we were realizing about 120 new registrations per day, but by the end of the quarter the number of registrations across our network had grown to more than 800 per day, a 550% increase. We currently have over 42,700 registered and engaged users.

With the initial launch of our network now complete, we initiated our sales and marketing efforts in earnest and have closed on over $775,000 in contract value with companies such as Ford, Cancer Treatment Centers of America, Johnson & Johnson, Avis, Cricket, T-Mobile, Bruno, and more than 10 other brands. We increased our contract value in the first quarter of 2008 by 950% over the fourth quarter of 2007. Under the accounting rules, contract value is booked over the term of the contract, so our quarterly financial statements will not reflect the full amount. With the activity of our sales and marketing team in the first quarter, we now have a substantial pipeline of business for the second quarter. Our sales cycle is currently about 75 days. We are expecting to hit our stride with consistent advertising and sponsorship sales in the third quarter, and believe we can be cash flow positive in the fourth quarter – with a constantly growing contract backlog.

We are also excited to announce that we will be launching three new services and products in the second quarter. They are: Business Listings, Job Profiles and Compliance Services. We see these new products and services as complementary to our existing product lines and believe they will add to what we are expecting to be a great second quarter.

CONNECTING THE MILLIONS THOUCHED BY DISABLITIY

www.disaboom.com

Content is king in our space as you know. We continue to deliver relevant content created internally as well as through 3rd Party independent contractors and subject matter experts. During the first quarter, we added four marquis partnerships to our content portfolio – the Mayo Clinic, Harvard Health, the Cleveland Clinic and Associated Content. We are now positioned better than ever to continue to deliver fresh and relevant content to the rapidly growing community across our network.

With over $7,500,000 in cash, sales and contract backlog increasing, traffic increasing, registrations increasing, and expenses decreasing, we are very excited about our future and are looking forward to a great second quarter.

Thank you

/s/ JW Roth
JW Roth
Chairman & Chief Executive Officer

Cautionary Statement about Forward-Looking Statements

                This Press Release contains forward-looking statements regarding future events and the Company’s future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts, and projections about the industry in which the Company operates and the beliefs and assumptions of the Company’s management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of the Company’s future financial performance, the continuing development of the Company’s website, the prospects for selling advertising on the website and new visitors and visitor page views related to advertising agreements, the Company’s anticipated growth and potentials in its business, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified elsewhere herein, including under “Risk Factors” in our 10-K for the year ended December 31, 2007. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

                The Company is under no duty to update any of these forward-looking statements after the date of this report. You should not place undue reliance on these forward-looking statements.